THE PRUDENTIAL SERIES FUND
SP International Growth Portfolio

Supplement dated January 27, 2016 to the Currently Effective Summary Prospectus

This supplement should be read in conjunction with the currently effective Summary Prospectus (the Summary Prospectus) for the PSF SP International Growth Portfolio (the Portfolio), a series of The Prudential Series Fund (the Trust), and should be retained for future reference. The Portfolio referenced herein may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Summary Prospectus.

The Manager will implement a contractual expense limitation for the Portfolio. This expense limitation is expected to become effective on or about February 1, 2016.

To reflect this change, the Summary Prospectus is revised as follows, effective on February 1, 2016:

I.	The table in the “PORTFOLIO FEES AND EXPENSES” section of the Summary Prospectus is hereby replaced with the table set forth below:

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class I Shares	Class II Shares
Management Fees	0.85%	0.85%
Distribution and/or Service Fees (12b-1 Fees)	None	0.25%
Administrative Fees	None	0.15%
Other Expenses	0.39%	0.39%
Total Annual Portfolio Operating Expenses	1.24%	1.64%
Fee Waiver and/or Expense Reimbursement	- 0.23%	- 0.23%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	1.01%	1.41%

(1)	Prudential Investments LLC (PI or the Investment Manager) has contractually agreed to waive 0.013% of its investment management fee through June 30, 2016. In addition, the Investment Manager has also contractually agreed to waive a portion of its investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio's investment management fees plus other expenses for both share classes (exclusive in all cases of taxes, short sale interest and dividend expenses, brokerage commissions, acquired fund fees and expenses, distribution and/or service fees (12b-1), administrative fees and extraordinary expenses) do not exceed 1.01% of the Portfolio's average daily net assets through June 30, 2017. These arrangements may not be terminated without the prior approval of the Trust’s Board of Trustees.

      II.            The following table hereby replaces the “EXAMPLE” table in the “PORTFOLIO FEES AND EXPENSES” section of the Summary Prospectus:

	1 Year	3 Years	5 Years	10 Years
SP International Growth Portfolio Class I Shares	$103	$371	$659	$1,480
SP International Growth Portfolio Class II Shares	$144	$495	$870	$1,924

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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